Exhibit 21.1

Subsidiaries of the Registrant
As of December 31, 2023

Subsidiary	Jurisdiction
10301 Jacksonville Office, LLC	Delaware
1200 K Street Lender, LLC	Delaware
16th Street Partners, LLC	Florida
200 Lincoln Retail, LLC	Delaware
241 Norwood, LLC	Delaware
2102 Tallahassee Apartments, LLC	Delaware
360 NM Holdings, LLC	Delaware
4900 Long Beach Office Intermediate, LLC	Delaware
4900 Long Beach Office, LLC	Delaware
5175 Depew Retail Outparcel, LLC	Delaware
5175 Depew Retail, LLC	Delaware
6200 Raleigh Apartments, LLC	Delaware
629 Sierra Vista Retail, LLC	Delaware
6711 Glen Burnie Retail, LLC	Delaware
701 Seventh Intermediate LLC	Delaware
787 Gresham Apartments, LLC	Delaware
823 Dayton Hotel Intermediate, LLC	Delaware
823 Dayton Hotel Owner, LLC	Delaware
823 Dayton Hotel Tenant, LLC	Delaware
900 Atlanta Office, LLC	Delaware
Archetype Holdings LLC	Delaware
Archetype Investment Management LLC	Delaware
Argentic H3 Holdings LLC	Delaware
Auction.com Holding Company , Inc.	Delaware
Bert L. Smokler, LLC	Delaware
Cherry Grove, Ltd.	Florida
Cypresswood Retail Partners, LLC	Delaware
DCA Homes, LLC	Florida
DCA Management, LLC	Florida
Diesel Ltd.	Bermuda
Diesel Mortgage Investments, LLC	Delaware
DSHI Opco LLC	Delaware
Harbor Sky Apartments Holdings, LLC	Delaware
HarborSky Holding Senior LLC	Delaware
IMC Retail, LLC	Delaware
Island C-III Holdings II, LLC	Delaware
Island C-III Holdings, LLC	Delaware
Kentwood Apartments LP	Michigan
Lakeshore STWD-GEPT JV LLC	Delaware
LEI Euro Holdings S.à.r.l.	Luxembourg

Leisure Colony Management LLC	Florida
Leisure Communities Management, LLC	Florida
LNR ADC Ventures LLC	Florida
LNR AFIS Asset Services LLC	Delaware
LNR AFIS Holding I LLC	Delaware
LNR AFIS Holding II LLC	Delaware
LNR AFIS Holding III LLC	Delaware
LNR AFIS Holdings LLC	Delaware
LNR AFIS Investments LLC	Delaware
LNR Alabama Partners, LLC	Delaware
LNR California Partners, LLC	California
LNR Capital Services, LLC	Florida
LNR CCR, LLC	Delaware
LNR CCR Advisor, LLC	Delaware
LNR CDO 2002-1 Ltd.	Cayman Islands
LNR CDO 2002-1, LLC	Delaware
LNR CDO 2003-1 Ltd.	Cayman Islands
LNR CDO 2003-1, LLC	Delaware
LNR CDO Depositor, LLC	Delaware
LNR CDO III Ltd.	Cayman Islands
LNR CDO III, LLC	Delaware
LNR CDO IV Ltd.	Cayman Islands
LNR CDO IV, LLC	Delaware
LNR CDO V LLC	Delaware
LNR CDO V Ltd.	Cayman Islands
LNR Dakota Partners, LLC	North Dakota
LNR DSHI Legacy, LLC	Florida
LNR Illinois Partners, LLC	Illinois
LNR Madison Square, LLC	Delaware
LNR Massachusetts Partners, LLC	Massachusetts
LNR New Jersey Partners, LLC	New Jersey
LNR Partners California Manager, LLC	California
LNR Partners Europa Associates Management, LLC	Florida
LNR Partners Parent, LLC	Delaware
LNR Partners, LLC	Florida
LNR Property LLC	Delaware
LNR Property Payroll LLC	Florida
LNR REFSG Holdings, LLC	Florida
LNR REFSG Investments, LLC	Delaware
LNR Retail Corners Manager, LLC	Delaware
LNR Securities CDO Legacy, LLC	Delaware

LNR Securities Equity, LLC	Delaware
LNR Securities Holdings II, LLC	Delaware
LNR Securities Holdings III, LLC	Delaware
LNR Securities Holdings IV, LLC	Delaware
LNR Securities Holdings V, LLC	Delaware
LNR Securities Holdings, LLC	Delaware
LNR Securities Preferred, LLC	Delaware
LNR Securities Reliance VI, LLC	Delaware
LNR Securities Reliance, LLC	Delaware
LNR Texas Partners, LLC	Texas
LNR Utah Partners, LLC	Utah
Lutz/Gordon	Michigan
Madison Square 2004-1 Corp.	Delaware
Madison Square 2004-1 Ltd.	Cayman Islands
Madison Square Company LLC	Delaware
Madison Square Mortgage Securities, LLC	Delaware
Market Street SF Hotel Holdings, LLC	Delaware
MMP 5555 San Felipe, LLC	Delaware
MRF Sub 1, LLC	Delaware
MRF Trust I	Delaware
Museum Building Holdings, LLC	Delaware
North Troy Timberland Office II, LLC	Delaware
North Troy Timberland Office III, LLC	Delaware
North Troy Timberland Office IV, LLC	Delaware
Novare National Settlement Service of Alabama, LLC	Alabama
Novare National Settlement Service, LLC	Delaware
Novare Settlement Holdings, LLC	Delaware
Pines Self Storage Associates, Ltd.	Florida
SGH Holdco LLC	Delaware
SID Offshore Feeder GP, LLC	Delaware
SID Onshore Feeder GP, LLC	Delaware
SID Ontario Investor, L.P.	Ontario
SID U.S. Investor, L.P.	Delaware
SID-A Fund GP Holdco, L.P.	Ontario
SID-A Fund GP, L.P.	Delaware
SID-A Fund, L.P.	Delaware
SID-O Fund GP Holdco, LLC	Delaware
SID-O Fund GP, L.P.	Delaware
SID-O Fund, L.P.	Delaware
SID-RE Fund, L.P.	Delaware
SID-RE GP, L.P.	Delaware

SMRF Depositor, LLC	Delaware
SMRF Servicing Administrator, LLC	Delaware
SMRF TRS, LLC	Delaware
SMRF Trust Holdings II, LLC	Delaware
SMRF Trust Holdings II-A, LLC	Delaware
SMRF Trust Holdings VI, LLC	Delaware
SMRF Trust Holdings VI-A, LLC	Delaware
SMRF Trust Holdings VII, LLC	Delaware
SMRF Trust Holdings VII-A, LLC	Delaware
SMRF Trust Holdings VIII, LLC	Delaware
SMRF Trust Holdings VIII-A, LLC	Delaware
SMRF Trust Holdings IX, LLC	Delaware
SMRF Trust Holdings IX-A, LLC	Delaware
SMRF Trust Holdings X, LLC	Delaware
SMRF Trust Holdings X-A, LLC	Delaware
SMRF Trust I	Delaware
SMRF Trust I-A	Delaware
SMRF Trust II	Delaware
SMRF Trust II-A	Delaware
SMRF Trust III-A	Delaware
SMRF Trust VI	Delaware
SMRF Trust VI-A	Delaware
SMRF Trust VII	Delaware
SMRF Trust VII-A	Delaware
SMRF Trust VIII	Delaware
SMRF Trust VIII-A	Delaware
SMRF Trust IX	Delaware
SMRF Trust IX-A	Delaware
SMRF Trust X	Delaware
SMRF Trust X-A	Delaware
SPT 701 Lender, L.L.C.	Delaware
SPT Acquisitions Holdco, LLC	Delaware
SPT Acquisitions Sub-1, LLC	Delaware
SPT Acquisitions Sub-1-A, LLC	Delaware
SPT Atlanta Partner, LLC	Delaware
SPT Atlanta Partner, LLC	Delaware
SPT BH Holdings, LLC	Delaware
SPT CA Fundings 2, LLC	Delaware
SPT CA Fundings, LLC	Delaware
SPT CB Holdings, LLC	Delaware
SPT Cedar Parent, LLC	Delaware

SPT Chatsworth Holdings, L.L.C.	Delaware
SPT CLO Sub-REIT SH TRS Holdings, LLC	Delaware
SPT CLO Sub-REIT SH, LLC	Delaware
SPT CRE Property Holdings 2015, LLC	Delaware
SPT Dolphin Avalon Reserve LLC	Delaware
SPT Dolphin Buena Vista I LLC	Delaware
SPT Dolphin Buena Vista II LLC	Delaware
SPT Dolphin Camellia Pointe LLC	Delaware
SPT Dolphin Congress Park LLC	Delaware
SPT Dolphin Cyprus Point LLC	Delaware
SPT Dolphin Glen Oaks LLC	Delaware
SPT Dolphin Hickory Pointe LLC	Delaware
SPT Dolphin Hidden Creek LLC	Delaware
SPT Dolphin Holdings LLC	Delaware
SPT Dolphin Holdings Parent LLC	Delaware
SPT Dolphin Homestead Colony LLC	Delaware
SPT Dolphin ICB LLC	Delaware
SPT Dolphin Intermediate LLC	Delaware
SPT Dolphin Madison Chase LLC	Delaware
SPT Dolphin Madison Commons LLC	Delaware
SPT Dolphin Magnolia Pointe LLC	Delaware
SPT Dolphin Mariners Cove LLC	Delaware
SPT Dolphin Metro Place I LLC	Delaware
SPT Dolphin Metro Place II LLC	Delaware
SPT Dolphin Osprey Ridge LLC	Delaware
SPT Dolphin Palmetto Trace LLC	Delaware
SPT Dolphin Parent LLC	Vermont
SPT Dolphin Park Avenue LLC	Delaware
SPT Dolphin Pointe Vista I LLC	Delaware
SPT Dolphin Pointe Vista II LLC	Delaware
SPT Dolphin Providence Reserve LLC	Delaware
SPT Dolphin Sand Lake LLC	Delaware
SPT Dolphin Spring Harbor LLC	Delaware
SPT Dolphin Waterford Pointe LLC	Delaware
SPT Dolphin West Pointe LLC	Delaware
SPT Dolphin Whistlers Cove LLC	Delaware
SPT FDS Troy JV, LLC	Delaware
SPT Friedman Sierra Vista JV, LLC	Delaware
SPT Glen Burnie Partner, LLC	Delaware
SPT Glen Burnie Partner, LLC	Delaware
SPT Goodman Glen Burnie JV, LLC	Delaware

SPT HD Holdings, Ltd.	Delaware
SPT HD Holdings, LLC	Delaware
SPT IMC Partner, LLC	Delaware
SPT Infrastructure 2021-SIF2 Retention Holder, LLC	Delaware
SPT Infrastructure CLO Equity Parent, LLC	Delaware
SPT Infrastructure CLO Retention Holder, LLC	Delaware
SPT Infrastructure CLO Seller, LLC	Delaware
SPT Infrastructure Finance Domestic TRS, LLC	Delaware
SPT Infrastructure Finance Holdings, LLC	Delaware
SPT Infrastructure Finance Offshore TRS, Ltd.	Cayman Islands
SPT Infrastructure Finance Servicer, LLC	Delaware
SPT Infrastructure Finance Sub-1 CB, LLC	Delaware
SPT Infrastructure Finance Sub-1, LLC	Delaware
SPT Infrastructure Finance Sub-2, Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-3 CB, LLC	Delaware
SPT Infrastructure Finance Sub-3, LLC	Delaware
SPT Infrastructure Finance Sub-4 (DT) CB, LLC	Delaware
SPT Infrastructure Finance Sub-4 (DT), LLC	Delaware
SPT Infrastructure Finance Sub-4 (OT) CB, Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-4 (OT), Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-4 CB, LLC	Delaware
SPT Infrastructure Finance Sub-4, LLC	Delaware
SPT Infrastructure Finance Sub-5 (DT) CB, LLC	Delaware
SPT Infrastructure Finance Sub-5 (DT), LLC	Delaware
SPT Infrastructure Finance Sub-5 (OT) CB, Ltd.	Jersey
SPT Infrastructure Finance Sub-5 (OT), Ltd.	Jersey
SPT Infrastructure Finance Sub-5 CB, LLC	Delaware
SPT Infrastructure Finance Sub-5, LLC	Delaware
SPT Infrastructure Finance Sub-6 (DT) CB, LLC	Delaware
SPT Infrastructure Finance Sub-6 (DT) CB, LLC	Delaware
SPT Infrastructure Finance Sub-6 (DT), LLC	Delaware
SPT Infrastructure Finance Sub-6 (OT) CB, Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-6 (OT), Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-6 CB, LLC	Delaware
SPT Infrastructure Finance Sub-6, LLC	Delaware
SPT Infrastructure Finance Sub-7, LLC	Delaware
SPT Infrastructure Finance Sub-7 (DT), LLC	Delaware
SPT Infrastructure Finance Sub-7 CB, LLC	Delaware
SPT Infrastructure Finance Sub-7 (DT) CB, LLC	Delaware
SPT Infrastructure Finance, LLC	Delaware
SPT Ivey 1 Rykowski MOB LLC	Delaware

SPT Ivey 109 Rykowski MOB LLC	Delaware
SPT Ivey 155 Crystal Run MOB LLC	Delaware
SPT Ivey 300 Crystal Run MOB LLC	Delaware
SPT Ivey 61 Emerald MOB LLC	Delaware
SPT Ivey 8220 Naab Rd MOB LLC	Delaware
SPT Ivey 8260 Naab Rd MOB LLC	Delaware
SPT Ivey 95 Crystal Run MOB LLC	Delaware
SPT Ivey Abilene MOB LLC	Delaware
SPT Ivey Amarillo MOB LLC	Delaware
SPT Ivey Boynton MOB LLC	Delaware
SPT Ivey Brentwood CA MOB LLC	Delaware
SPT Ivey Brownsburg MOB LLC	Delaware
SPT Ivey Dowell Springs MOB LLC	Delaware
SPT Ivey Eagle Carson City MOB LLC	Delaware
SPT Ivey El Paso MOB LLC	Delaware
SPT Ivey Frisco MOB LLC	Delaware
SPT Ivey Greeley Cottonwood MOB LLC	Delaware
SPT Ivey Greeley MOB LLC	Delaware
SPT Ivey Hendersonville MOB LLC	Delaware
SPT Ivey Holdings 2, LLC	Delaware
SPT Ivey Holdings Parent, LLC	Delaware
SPT Ivey Holdings, LLC	Delaware
SPT Ivey Intermediate LLC	Delaware
SPT Ivey Jersey City MOB LLC	Delaware
SPT Ivey Johns Creek GA MOB LLC	Delaware
SPT Ivey Parent LLC	Delaware
SPT Ivey Rockwall MOB II LLC	Delaware
SPT Ivey Rockwall MOB LLC	Delaware
SPT Ivey Santa Rosa MOB LLC	Delaware
SPT Ivey Shenandoah TX MOB LLC	Delaware
SPT Ivey St. Francis Lafayette MOB I LLC	Delaware
SPT Ivey St. Francis Lafayette MOB II LLC	Delaware
SPT Ivey St. Petersburg MOB LLC	Delaware
SPT Ivey Sub-Manager, LLC	Delaware
SPT Ivey Sylva MOB LLC	Delaware
SPT Ivey Tempe MOB Intermediate LLC	Delaware
SPT Ivey Tempe MOB LLC	Delaware
SPT Ivey Treeline San Antonio MOB LLC	Delaware
SPT Ivey Urbana MOB LLC	Delaware
SPT Jacksonville Partner, LLC	Delaware
SPT LMC Holdings, LLC	Delaware

SPT LNR CDO Cayman Ltd.	Cayman Islands
SPT LNR Property Sub, LLC	Delaware
SPT LNR Property TRS, LLC	Delaware
SPT LNR Property, LLC	Delaware
SPT LNR Securities Holdings Parent, LLC	Delaware
SPT Logan Holdings, LLC	Delaware
SPT Marathon Holdings, LLC	Delaware
SPT Operations 2, LLC	Delaware
SPT Parmenter Atlanta JV, LLC	Delaware
SPT Parmenter Jacksonville JV, LLC	Delaware
SPT Prairie 1 CB Drive, LLC	Delaware
SPT Prairie 1000 CB Drive, LLC	Delaware
SPT Prairie 10501 Palm River Road, LLC	Delaware
SPT Prairie 10670 CB Drive, LLC	Delaware
SPT Prairie 17907 IH-10 West, LLC	Delaware
SPT Prairie 200 BP Drive, LLC	Delaware
SPT Prairie 20200 Rogers Drive, LLC	Delaware
SPT Prairie 210 Demers Avenue, LLC	Delaware
SPT Prairie 2250 Gatlin Blvd., LLC	Delaware
SPT Prairie 2427 N. Greenwich Road, LLC	Delaware
SPT Prairie 2502 W. CB Drive, LLC	Delaware
SPT Prairie 2700 Market Place Drive, LLC	Delaware
SPT Prairie 3900 CB Drive, LLC	Delaware
SPT Prairie 5500 Cornerstone North Blvd., LLC	Delaware
SPT Prairie 7090 CB Drive NW, LLC	Delaware
SPT Prairie 7700 CB Drive, LLC	Delaware
SPT Prairie Holdings Parent, LLC	Delaware
SPT Prairie Holdings, LLC	Delaware
SPT Prairie Springing Member LLC	Delaware
SPT Raleigh Partner TRS, LLC	Delaware
SPT Raleigh Partner, LLC	Delaware
SPT Real Estate AU, LLC	Delaware
SPT Real Estate BM, LLC	Delaware
SPT Real Estate Capital, LLC	Delaware
SPT Real Estate Sub III, LLC	Delaware
SPT Red1 Ltd.	Cayman Islands
SPT Sierra Vista Partner, LLC	Delaware
SPT SK Holdings, LLC	Delaware
SPT SK Holdings, Ltd.	Cayman Islands
SPT SK Holdings Parent, LLC	Delaware
SPT Spear Holdings, LLC	Delaware

SPT Special Member, Inc.	Delaware
SPT TALF Holdings, LLC	Delaware
SPT TCO Acquisition, LLC	Delaware
SPT Ten-X Holdings, LLC	Delaware
SPT TLA BB Holdings TRS, LLC	Delaware
SPT TLA BB Holdings, LLC	Delaware
SPT TLA Parent, LLC	Delaware
SPT TLB BB Holdings TRS Parent, LLC	Delaware
SPT TLB BB Holdings TRS, LLC	Delaware
SPT TLB BB Holdings, LLC	Delaware
SPT TLB BB Intermediate, LLC	Delaware
SPT TLB BB PE Holdings, LLC	Delaware
SPT Troy Partner, LLC	Delaware
SPT Victoria Holdings 1, Ltd.	Cayman Islands
SPT Victoria Holdings 2, Ltd.	Cayman Islands
SPT Victoria Holdings 3, Ltd.	Cayman Islands
SPT WAH Holdings LLC	Delaware
SPT WAH Walden Park LLC	Delaware
SPT WAH Waterford LLC	Delaware
SPT WAH Waverly LLC	Delaware
SPT WAH Wedgewood LLC	Delaware
SPT WAH Wellesley LLC	Delaware
SPT WAH Wellington LLC	Delaware
SPT WAH Wentworth I LLC	Delaware
SPT WAH Wentworth II LLC	Delaware
SPT WAH Westbrook LLC	Delaware
SPT WAH Westchase LLC	Delaware
SPT WAH Westchester LLC	Delaware
SPT WAH Westminster LLC	Delaware
SPT WAH Weston Oaks LLC	Delaware
SPT WAH Westwood LLC	Delaware
SPT WAH Wexford LLC	Delaware
SPT WAH Whispering Pines LLC	Delaware
SPT WAH Whispering Woods LLC	Delaware
SPT WAH Willow Lake LLC	Delaware
SPT WAH Wilmington LLC	Delaware
SPT WAH Windchase LLC	Delaware
SPT WAH Windermere I LLC	Delaware
SPT WAH Windermere II LLC	Delaware
SPT WAH Windsong I LLC	Delaware
SPT WAH Windsong II LLC	Delaware

SPT WAH Windsor Park LLC	Delaware
SPT WAH Woodbridge LLC	Delaware
SPT WAH Woodcrest LLC	Delaware
SPT WAH Woodhill LLC	Delaware
SPT WAH Woodridge LLC	Delaware
SPT WAH Worthington LLC	Delaware
SPT WAH Wyndham Place LLC	Delaware
SPT WAH Wyngate LLC	Delaware
SPT Waikoloa Partner, LLC	Delaware
SPT WD Holdings, LLC	Delaware
SPT Wilkinson Raleigh JV, LLC	Delaware
SPT Woodmont IMC JV, LLC	Delaware
SPTIF Parent, LLC	Delaware
SPTIF Sub-5 (DT) Holdings CB, LLC	Delaware
SPTIF Sub-5 (DT) Holdings, LLC	Delaware
SPTIF Sub-5 (OT) Holdings CB, Ltd.	Jersey
SPTIF Sub-5 (OT) Holdings, Ltd.	Jersey
SPTIF Sub-5 Holdings CB, LLC	Delaware
SPTIF Sub-5 Holdings, LLC	Delaware
SPTIF Sub-6 (DT) Holdings CB, LLC	Delaware
SPTIF Sub-6 (DT) Holdings, LLC	Delaware
SPTIF Sub-6 (OT) Holdings CB, Ltd.	Cayman Islands
SPTIF Sub-6 (OT) Holdings, Ltd.	Cayman Islands
SPTIF Sub-6 Holdings CB, LLC	Delaware
SPTIF Sub-6 Holdings, LLC	Delaware
SPTIF Sub-7 Holdings, LLC	Delaware
SPTIF Sub-7 (DT) Holdings, LLC	Delaware
SPTIF Sub-7 Holdings CB, LLC	Delaware
SPTIF Sub-7 (DT) Holdings, CB, LLC	Delaware
SPT-IX 701 Lender GP, L.L.C.	Delaware
SPT-IX 701 Lender, L.P.	Delaware
Starwood CMBS Fund GP, LLC	Delaware
Starwood CMBS Fund I Investor, LLC	Delaware
Starwood CMBS Fund I, L.P.	Delaware
Starwood CMBS Horizontal Retention BBCMS 2018-C2 LLC	Delaware
Starwood CMBS Horizontal Retention BBCMS 2020-C8 LLC	Delaware
Starwood CMBS Horizontal Retention BBCMS 2023-5C23 LLC	Delaware
Starwood CMBS Horizontal Retention CF 2019-CF1 LLC	Delaware
Starwood CMBS Horizontal Retention CF 2019-CF2-LLC	Delaware
Starwood CMBS Horizontal Retention CGCMT 2019-C7 LLC	Delaware
Starwood CMBS Horizontal Retention MSC 2019-L3 LLC	Delaware

Starwood CMBS Horizontal Retention MSC 2021-L5 LLC	Delaware
Starwood CMBS Horizontal Retention MSC 2022-L8 LLC	Delaware
Starwood Commercial Mortgage Depositor, LLC	Delaware
Starwood Conduit CMBS Horizontal Retention I, LLC	Delaware
Starwood Conduit CMBS Vertical Retention I LLC	Delaware
Starwood ID GP, LLC	Delaware
Starwood Infrastructure Debt Offshore Feeder Fund, L.P.	Delaware
Starwood Infrastructure Debt Onshore Feeder Fund, L.P.	Delaware
Starwood Infrastructure Finance, LLC	Delaware
Starwood Mortgage Capital LLC	Delaware
Starwood Mortgage Funding I LLC	Delaware
Starwood Mortgage Funding II LLC	Delaware
Starwood Mortgage Funding III LLC	Delaware
Starwood Mortgage Funding IV LLC	Delaware
Starwood Mortgage Funding V LLC	Delaware
Starwood Mortgage Funding VI LLC	Delaware
Starwood Mortgage Funding VII, LLC	Delaware
Starwood Mortgage Residential Finance, LLC	Delaware
Starwood Mortgage WD, L.L.C.	Delaware
Starwood Non-Agency Lending, LLC	Delaware
Starwood Non-Agency Securities Holdings, LLC	Delaware
Starwood Non-Agency Securities Holdings II, LLC	Delaware
Starwood Property Mortgage BC, L.L.C.	Delaware
Starwood Property Mortgage Depositor, LLC	Delaware
Starwood Property Mortgage Sub-10 HoldCo, L.L.C.	Delaware
Starwood Property Mortgage Sub-10, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A Holdco, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-11, L.L.C.	Delaware
Starwood Property Mortgage Sub-12, L.L.C.	Delaware
Starwood Property Mortgage Sub-12-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-14, L.L.C.	Delaware
Starwood Property Mortgage Sub-14-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-15, L.L.C.	Delaware
Starwood Property Mortgage Sub-15-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-16, L.L.C.	Delaware
Starwood Property Mortgage Sub-16-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-18 Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-18, L.L.C	Delaware
Starwood Property Mortgage Sub-18-A Holdings, L.L.C	Delaware
Starwood Property Mortgage Sub-18-A, L.L.C.	Delaware

Starwood Property Mortgage Sub-19 Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-19, L.L.C.	Delaware
Starwood Property Mortgage Sub-19-A Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-19-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-2, L.L.C.	Delaware
Starwood Property Mortgage Sub-20, L.L.C.	Delaware
Starwood Property Mortgage Sub-20-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-21, L.L.C.	Delaware
Starwood Property Mortgage Sub-21-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-22, L.L.C.	Delaware
Starwood Property Mortgage Sub-22-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-23, L.L.C.	Delaware
Starwood Property Mortgage Sub-23-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-24, L.L.C.	Delaware
Starwood Property Mortgage Sub-24-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-25, L.L.C.	Delaware
Starwood Property Mortgage Sub-25-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-26, L.L.C.	Delaware
Starwood Property Mortgage Sub-27, L.L.C.	Delaware
Starwood Property Mortgage Sub-27-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-28, L.L.C.	Delaware
Starwood Property Mortgage Sub-28-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-29, L.L.C.	Delaware
Starwood Property Mortgage Sub-29-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-2-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-3, L.L.C.	Delaware
Starwood Property Mortgage Sub-30, L.L.C.	Delaware
Starwood Property Mortgage Sub-30-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-31, L.L.C.	Delaware
Starwood Property Mortgage Sub-31-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-32, L.L.C.	Delaware
Starwood Property Mortgage Sub-32-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-33-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-34, L.L.C.	Delaware
Starwood Property Mortgage Sub-34-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-35-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-36-A Parent, L.L.C.	Delaware
Starwood Property Mortgage Sub-36-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-4, L.L.C.	Delaware
Starwood Property Mortgage Sub-5, L.L.C.	Delaware
Starwood Property Mortgage Sub-5-A, L.L.C.	Delaware

Starwood Property Mortgage Sub-6(P), L.L.C.	Delaware
Starwood Property Mortgage Sub-6, L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A(P), L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-9, L.L.C.	Delaware
Starwood Property Mortgage Sub-9-A, L.L.C.	Delaware
Starwood Property Mortgage, L.L.C.	Delaware
Starwood Residential Finance, LLC	Delaware
Starwood Solutions, LLC	Delaware
Starwood WD Montgomery Holdings, LLC	Delaware
STWD 2019-FL1, LLC	Delaware
STWD 2019-FL1, Ltd.	Cayman Islands
STWD 2021-FL2, LLC	Delaware
STWD 2021-FL2, Ltd.	Cayman Islands
STWD 2021-FL2 Retention Holder, LLC	Delaware
STWD 2022-FL3 Retention Holder, LLC	Delaware
STWD 2022-FL3, Ltd.	Cayman Islands
STWD 2022-FL3, LLC	Delaware
STWD 2021-SIF1, Ltd.	Cayman Islands
STWD 2021-SIF1, LLC	Delaware
STWD 2021-SIF2, Ltd.	Cayman Islands
STWD 2021-SIF2, LLC	Delaware
STWD CLO Retention Holder, LLC	Delaware
STWD CLO Seller, LLC	Delaware
STWD CLO Sub-REIT, LLC	Delaware
STWD CMBS Liquid Holdings LLC	Delaware
STWD CMBS RR Holdings LLC	Delaware
STWD CMBS Venture Holdings LLC	Delaware
STWD Co-Investment 2015, L.P.	Delaware
STWD Co-Investment Fund GP, LLC	Delaware
STWD Europe Special Servicer, LLC	Delaware
STWD Europe Seller LLC	Delaware
STWD Europe Retention Holder, LLC	Delaware
STWD-GEPT JV LLC	Delaware
STWD Investment Management, LLC	Delaware
Ten-X Holding Company, Inc.	Delaware
TIAA Real Estate CDO 2003-1 Ltd.	Cayman Islands
WD Coast Line Drive FL Property, LLC	Delaware
WD Mobile Highway AL Property, LLC	Alabama
Woodstar Feeder REIT, LLC	Delaware

Woodstar Feeder Fund, L.P.	Delaware
Woodstar Portfolio Holdings, LLC	Delaware
Woodstar Portfolio SPT Member, LLC	Delaware